UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering

On April 9, 2025, Venus Concept Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with certain institutional investors (each, an “Investor”), pursuant to which the Company agreed to issue and sell to the Investors in a registered direct offering an aggregate of 328,573 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price of $3.50 per share (the “Offering”). The Company closed the Offering on April 10, 2025, raising gross proceeds of approximately $1.1 million before deducting placement agent fees and other expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The Shares were offered at-the-market under Nasdaq rules and pursuant to the Company’s shelf registration statement on Form S-3 (File 333-282811), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on October 24, 2024 and declared effective on November 1, 2024.

The SPA contains customary representations, warranties and covenants by the Company, among other customary provisions. The representations, warranties and covenants contained in the SPA were made only for purposes of such agreement; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating such agreement; and may be subject to materiality and knowledge qualifiers applicable to the parties that differ from those applicable to the investors generally. Investors should not rely on such representations, warranties or covenants, or any description thereof, as characterizations of the actual state of facts or condition of the Company.

H.C. Wainwright & Co., LLC (“HCW”) acted as the Company’s placement agent in connection with Offering. The Company paid HCW consideration consisting of (i) a cash fee equal to 7.0% of the gross proceeds in the Offering, (ii) a management fee equal to 1.0% of the aggregate gross proceeds in the Offering, (iii) reimbursement of certain expenses and (iv) warrants to acquire up to an aggregate of 23,000 shares of Common Stock (the “Placement Agent Warrants”).

The Placement Agent Warrants (and the shares of Common Stock issuable upon the exercise of the Placement Agent Warrants) were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act. The Placement Agent Warrants have an initial exercise price of $4.375 per share, are immediately exercisable and expire five years from the issuance date, and in certain circumstances may be exercised on a cashless basis. A holder is not be entitled to exercise any portion of a Placement Agent Warrant, if, after giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 4.99%, or at the election of the Investor 9.99%, of the Common Stock outstanding after giving effect to the exercise. Such 4.99% limitation may be increased at the holder’s election upon 61 days’ notice to the Company, provided that such percentage may not exceed 9.99%.

The foregoing descriptions of the SPA and the Placement Agent Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the form of SPA and form of Placement Agent Warrant, copies of which are filed hereto as Exhibits 10.1 and 4.1, respectively.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Form 8-K with respect to the issuance of the Placement Agent Warrants is incorporated herein by reference.

Item 8.01	Other Events

On April 9, 2025, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 10, 2025, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, readers can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about the entry into the SPA, the issuance of the Shares and the issuance or exercise of the Placement Agent Warrants. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the Company’s business and the industry in which the Company operates and management’s beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond the Company’s control. As a result, any or all of the Company’s forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate. Factors that could materially affect the Company’s business operations and financial performance and condition include, but are not limited to, general economic conditions and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements and those risks and uncertainties described under Part II Item 1A-”Risk Factors” in the Company’s Quarterly Reports on Form 10-Q and Part I Item 1A-”Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
4.1	Form of Placement Agent Warrant
5.1	Opinion of Dorsey & Whitney LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1 above)
99.1	Press Release, dated April 9, 2025
99.2	Press Release, dated April 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: April 10, 2025	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer